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EXHIBIT 10.1

                           AMENDMENT TO LOAN AGREEMENT


         This Amendment to Loan Agreement (this "Amendment") is entered into as of September 7, 2004 (the "Effective Date") by and between Digirad Corporation, a Delaware corporation (the "Company") and the Gerald G. Loehr Separate Property Trust ("Holder").

                                    RECITALS

         WHEREAS, the Company and Holder are party to a certain Loan Agreement dated on or about September 1, 1993, as amended on or about January 1, 1994, February 17, 1994, April 14, 1994 and May 13, 1994 (collectively, the "Loan Agreement");

         WHEREAS, in connection with the consummation of the sale by the Company of certain shares of its common stock to the public (the "Public Offering") pursuant a Registration Statement on Form S-1 (the "Registration Statement"), under the Securities Act of 1933, as amended, the Company and Holder have entered into a certain Loan Modification and Warrant Issuance Agreement dated as of the date hereof (the "Loan Modification Agreement"), pursuant to which the Company and Holder have set forth their agreements and understandings with respect to certain matters and have agreed to settle any potential disagreements among them in connection therewith; and

         WHEREAS, in connection with the transactions contemplated by the Loan Modification Agreement, and acting pursuant to Section 1 of the Loan Agreement, the Company and Holder desire to amend and restate certain provisions of the Loan Agreement.

         In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. PAYMENT OF PRINCIPAL. Section 1.2 of the Loan Agreement shall be amended and restated in its entirety as follows:

                  "1.2 Payment of principal shall not become due until the later of (i) March 31, 1999 or (ii) March 31 of the year immediately following the first year in which the Company's cash provided by operations is greater than zero as shown on the Company's audited statement of cash flows for such year. Subject to certain exceptions to payment provided herein, the principal shall be paid to Lender in twelve (12) equal quarterly installments, the first such payment to be made within forty-five (45) days of the initial due date and subsequent quarterly installments to be paid within forty-five (45) days of the end of each subsequent quarter. The Company shall make payment of quarterly installments to Lender in equal proportion to the amounts paid to the other Founders, and shall not make payment of any portion of Lender's principal before similar payment to other Founders. Notwithstanding the foregoing, following the consummation by the Company of the initial sale of its common stock to the public in a firm commitment, underwritten public offering pursuant a Registration Statement on Form S-1 under the Securities Act of 1933, as amended (an "IPO"), the Company shall pay to Lender within ten (10) business days of August 9, 2004, the remaining principal amount outstanding under this agreement."


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         2. EFFECT OF AMENDMENT. Except as expressly amended, restated or consented to in this Amendment, the Loan Agreement shall continue in full force and effect. In the event of any conflict between the terms of this Amendment and Loan Agreement, the terms of this Amendment shall govern and control.

         3. REPRESENTATIONS OF HOLDER. Holder represents and warrants to the Company that it is the sole record and beneficial owner of the indebtedness represented by the Loan Agreement and that no other person or entity has any interest in such indebtedness. Holder further represents and warrants that this Amendment constitutes a legal, valid and binding obligation of Holder and Holder has full right, power and authority to execute, deliver and perform this Amendment.

         4. GOVERNING LAW. This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

         5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6. SEVERABILITY. If one or more provisions of this Amendment is held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         7. ENTIRE AGREEMENT. This Amendment, together with the Loan Agreement, the Loan Modification Agreement and the documents executed in connection therewith, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:                                 DIGIRAD CORPORATION


                                         /S/  DAVID M. SHEEHAN
                                         David M. Sheehan
                                         President and Chief Executive Officer




HOLDER:                                  GERALD G. LOEHR SEPARATE PROPERTY TRUST

                                         By: Whittier Trust Company
                                         Its: Co-Trustee


                                         By: /S/ PAMELA D. BARKER
                                             -----------------------------------
                                         Name: Pamela D. Barker

                                         Its: Vice President


                                         By: /S/ WILLIAM C. JOHNSON
                                             -----------------------------------
                                             William C. Johnson
                                             Co-Trustee



                 [SIGNATURE PAGE TO AMENDMENT TO LOAN AGREEMENT]